DIREXION FUNDS
DIREXION MONTHLY NASDAQ-100® BEAR 1.25X FUND (DXNSX)

Supplement dated November 19, 2021 to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)
each dated December 29, 2020.

The Direxion Monthly NASDAQ-100® Bear 1.25X Fund (the “Fund”) will close to investments by shareholders as of the close of regular trading on the New York Stock Exchange on December 13, 2021 (the "Closing Date") (except for reinvested dividend or capital gains distributions). The Fund’s assets will be converted to cash or cash equivalents and, as a result, the Fund will no longer pursue its stated investment objective after the close of trading on December 20, 2021 in order to pursue an orderly liquidation. The Fund will be liquidated on December 28, 2021 (the “Liquidation Date”).
Shareholders of the Fund may continue to redeem shares of the Fund on or before the Liquidation Date. Any shareholder who has not redeemed shares of the Fund, or exchanged them for shares of other investment series of the Direxion Funds (the “Trust”), prior to the Liquidation Date will receive a payment representing the shareholder’s proportionate interest in the net assets of the Fund as of the Liquidation Date. Shareholders remaining in the Fund after the Closing Date may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings. Such transaction costs would reduce distributable capital gains, if any.
Exchanges and redemptions will include accrued capital gains and dividends, if any. The redemption, sale or liquidation of your Fund shares will be a taxable event on which you will realize a taxable gain (or loss), to the extent your tax basis in the shares is lower (or higher) than the liquidation proceeds that you receive. If you own Fund shares in a tax-deferred account, such as an individual retirement account, 401(k) plan or 403(b) account, distribution to the account of the liquidation proceeds will be subject to an age-appropriate distribution code and may be subject to income taxation. You should consult your tax adviser about the Fund’s liquidation and its tax consequences to you, if any.
Rafferty Asset Management, LLC (“Rafferty”), the Fund’s investment adviser, informed the Board of Trustees (the “Board”) of the Trust of its view that the Fund could not continue to conduct its business and operations in an economically efficient manner over the long term due to the Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, and recommended the Fund’s closure and liquidation to the Board. The Board determined, after considering Rafferty’s recommendation, that it is in the best interests of the Fund and the Fund’s shareholders to liquidate and terminate the Fund as described above.
For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.